IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.remsgroupfunds.com. You may also obtain this information at no cost by calling 800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2020, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Rems Real Estate Income 50/50 Fund

Institutional Shares (Ticker: Rreix)

Platform Shares (Ticker: Rrefx)

Z Shares (Ticker: Rrezx)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

SUMMARY PROSPECTUS

May 1, 2020

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

Investment Objective

The REMS Real Estate Income 50/50 Fund (the “Fund”) seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

Shareholder Transaction Fees
(fees paid directly from your investment)

	Institutional Shares	Platform Shares	Z Shares
Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than ninety (90) days)	2.00%	2.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Platform Shares	Z Shares
Management Fee	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	—	0.25%	—
Other Expenses
Borrowing Costs	0.09%	0.08%	0.09%
Shareholder Services Plan	0.10%	0.20%	—
Other Expenses	0.47%	0.47%	0.47%
Total Other Expenses	0.66%	0.75%	0.56%
Total Annual Fund Operating Expenses	1.11%	1.45%	1.01%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.42)%	(0.52)%	(0.32)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	0.69%	0.93%	0.69%

(1)Real Estate Management Services Group, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.60% of the Fund’s average daily net assets until April 30, 2031. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expenses on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each of the numbers shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$70	$221	$384	$ 859
Platform Shares	$95	$296	$515	$1,143
Z Shares	$70	$221	$384	$ 859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 19.70% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth. The Fund will pursue its income strategy through a portfolio target of 50% real estate preferred securities and 50% real estate common equities, rebalanced periodically to offset changes in market valuations. This strategy is intended to produce high relative portfolio income and longer-term potential for growth in asset value. The Adviser may shift the allocation between a minimum of 25% of either real estate common or preferred equities up to a maximum of 75% in either type if in its discretion another allocation within this range would better achieve the Fund’s objectives. This strategy often leads to investment in smaller capitalization companies (under $1B).

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

Under normal conditions, the Fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry. The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by real estate investment trusts (“REITs”) and other real estate companies. The Fund does not invest in real estate directly.

In selecting Fund investments, the Adviser applies a proprietary real estate valuation model that is intended to identify companies whose underlying real estate assets trade at a discount to comparable private market valuations. The proprietary real estate valuation model is combined with in-depth industry and company specific research to narrow the investment options for the Fund. The Adviser under normal conditions seeks to invest Fund assets in income producing securities issued by real estate companies, consisting primarily of REITs, as well as investing in REIT preferred securities. The portfolio of securities in which the Fund invests will normally diversify a broad range of geographic regions, property types and tenants.

The portfolio generally will consist of securities of U.S. issuers. The real estate common equity securities generally will be of issuers considered by the Adviser to be undervalued and to have dividend yields greater than the MSCI US REIT equity index. In addition to attractive underlying real estate valuation, the Adviser will seek company fundamentals that may produce dividend increases over time.

When the Fund invests in preferred REIT securities and REIT debt securities it will typically focus on investment grade securities. These securities will be selected by the Adviser based on fundamental research on the issuer, the issuer’s corporate and capital structure, and the placement of the preferred or debt securities within that structure. In selecting investments in preferred or fixed income securities, the Adviser will seek attractive dividend yields combined with fixed charge and dividend coverage adequate to cover those obligations.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowings. The Adviser is most likely to employ the use of leverage during periods when it believes it will obtain a greater return than the cost of borrowing, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

The remainder of the Fund’s assets will be invested in cash or short-term investments or securities of real estate operating companies that may pay little or no dividends.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Real Estate Market and Related Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The value of the Fund’s holdings in real estate exposed companies may be affected negatively by factors unrelated to real estate markets.

REIT Risk. REITs are pooled investment vehicles which include equity REITs and mortgage REITs.

Equity REITs invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, lost rents due to public health crises, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs, and in particular mortgage REITs, are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs may also be subject to limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent that they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Leverage Risk. The Fund may use leverage in executing its investment strategy. Leverage will increase the volatility of the Fund’s performance and its risk. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowings. The amount of the Fund’s borrowings and the interest rates at which the Fund borrows in particular, will affect the operating results of the Fund. There can be no assurance that a leveraging strategy will be successful.

Index Non-Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. Local, regional, and global events such as war, acts of terrorism, the spread of infectious diseases or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

Stock Market Risk. Stock prices in general rise and fall as a result of investor’s perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

Debt Securities Risk. Debt Securities are issued with a specific interest rate and maturity. Once the securities are issued, they are subject to credit risk and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline. While U.S. Government-backed debt securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. Government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price.

Interest Rate Risk. The value of common and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund’s investments that are interest rate sensitive will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high-quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed income instruments with longer durations are subject to more volatility than those with shorter durations.

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively.

Investment Style Risk. The Fund pursues a value style of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to exhibit characteristics more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore,

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. This credit risk may also include that the issuer cannot afford to pay the preferred dividend due to tenant vacancies, defaults, or other cash flow issues. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e., a change in tax law that adversely affects the company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market Risk and Related Risk.”

Performance Information

The Fund began operations on October 15, 1997 as the CSI Equity Fund (the “CSI Fund”). On April 4, 2011, the CSI Fund’s investment objective and policies were changed. As such, performance information prior to that time is not shown.

The Fund was reorganized from a series of World Funds, Inc., a Maryland corporation, to a series of the World Funds Trust (the “Trust”), a Delaware statutory trust, on August 15, 2014. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling toll free (800) 673-0550 or at www.remsgroupfunds.com.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

The following bar chart shows the annual returns for the Institutional Shares of the Fund for each full calendar year since its investment objective and policies were changed. The performance of the Fund’s Platform Shares and Z Shares will differ from the returns of the Fund’s Institutional Shares shown in the bar chart because the expenses of the Classes differ.

Year-By-Year Annual Returns

REMS Real Estate 50/50 Fund
(Institutional Shares)
Calendar Year Total Returns
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
19.49%
1.34%
23.04%
2.69%
9.31%
3.65%
-9.16%
26.85%
2012
2013
2014
2015
2016
2017
2018
2019

During the periods shown, the highest quarterly return was 15.49% (quarter ended March 31, 2019) and the lowest quarterly return was -9.05% (quarter ended December 31, 2018).

Average Annual Returns for Periods Ended December 31, 2019*

The table below shows how average annual total returns of the Fund’s Institutional and Platform Shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for the Platform Shares and Z Shares will differ from those of the Institutional Shares as the expenses of the Classes differ.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

Return Before Taxes	One Year	Five Years	Since Inception (4/4/2011)
Institutional Shares	26.85%	6.04%	7.97%
Platform Shares	26.55%	5.77%	7.65%

Return After Taxes – Institutional Shares	One Year	Five Years	Since Inception (4/4/2011)
Return After-Taxes on Distributions	24.66%	3.20%	5.25%
Return After-Taxes on Distributions and Sale of Fund Shares	16.81%	3.58%	5.19%
MSCI US REIT Index** (reflects no deduction for fees, expenses or taxes)	25.84%	7.03%	9.75%
NAREIT Equity Index** (reflects no deduction for fees, expenses or taxes)	26.00%	7.21%	9.82%

*As of December 31, 2019, there were no Z Shares outstanding for the Fund.

**Effective February 25, 2020, the Fund is using a new benchmark index, the MSCI US REIT Index. The Fund changed its benchmark because it is no longer cost-effective to continue to use the NAREIT Equity Index. Under the 1940 Act and its rules, the Fund must include in its prospectus and shareholder reports the NAREIT Equity Index’s performance for one year from the date of the change.

Investment Adviser

Real Estate Management Services Group, LLC (“REMS”) serves as the investment adviser to the Fund.

Portfolio Managers

The Fund’s Portfolio Managers are:

Edward W. Turville, CFA, Managing Director, has been a Portfolio Manager of the Fund since December 31, 2010.

Quentin Velleley, CFA, Executive Vice President, Chief Investment Officer, has been a Portfolio Manager to the Fund since May 2019.

John Webster, President, has been a Portfolio Manager of the Fund since January 2015.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” in the prospectus.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS Real Estate Income 50/50 Fund

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into Institutional Shares of the Fund is $50,000; $2,500 for Platform Shares; and $100,000 for Z Shares. Subsequent investments must be in amounts of $5,000 or more for Institutional Shares; $100 or more for Platform Shares; and $5,000 or more for Z Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund's shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.